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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2001

TAB PRODUCTS CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07736 (Commission File Number)	94-1190862 (IRS Employer Identification No.)

935 Lakeview Parkway
Suite 195
Vernon Hills, IL 60061-1442

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (847) 968-5400

Item 5. Other Events.

    This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on September 11, 2001 to present a form of the Third Amended and Restated Bylaws of Tab Products Co. to reflect a correction in a typographical error in the proviso language in Article IX of the Third Amended and Restated Bylaws of Tab Products Co.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
	3.5	Third Amended and Restated Bylaws of Tab Products Co.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAB PRODUCTS CO.
Date: September 19, 2001	By:	/s/ GARY W. AMPULSKI Gary W. Ampulski President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.5	Third Amended and Restated Bylaws of Tab Products Co.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX